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                                                                   EXHIBIT 10.50

                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT


       THIS SECOND AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Second Amendment") is made and entered into as of January 12, 1998, by and between COMNET Corporation, a Delaware corporation ("Company") and Robert S. Bowen, a Maryland resident (Employee").

       WHEREAS, Company and Employee entered into that certain Amended Restated Employment Agreement dated as of January 28, 1992, and the First Amendment thereto, dated August 15, 1997 (the "Agreement"), regarding various terms and conditions of employment of Employee with respect to Company; and

       WHEREAS, Company and Employee wish to amend the Agreement, but only with respect to the terms set out herein; and

       WHEREAS, Company and Employee are mutually desirous that such satisfactory employment relationship should continue under the terms and conditions of the Agreement, as amended.

       NOW THEREFORE, in consideration of mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Employee intending to be legally bound hereby agree to amend the Agreement as follows:

       1. Section 4 of the Agreement is hereby modified to include the following new Subsection (d):

            d. Notwithstanding the provisions set out in Section 4(a), above, Bowen shall be entitled to a base salary of Three Hundred and Forty Thousand, One Hundred Four Dollars ($340,104), as the base salary identified in Section 4(a), above, as adjusted pursuant to Section 4(b), above. This salary level shall take effect from the effective date of this Second Amendment, as Bowen has determined in his sole discretion that the financial performance of the Company has materially improved and Bowen has so notified the Compensation Committee of the Board of Directors of the Company.

       2. Group 1 and Bowen hereby affirm that the Agreement, as amended hereby, remains in full force and effect, and is not further modified hereby.

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       IN WITNESS WHEREOF, the parties have executed and delivered this First
Amendment as of the date first written above.

                                    COMNET Corporation



                                     By:  [SIG]
                                       ------------------------

                                    Its: Chief Financial Officer
                                       ------------------------

                                        /s/ROBERT S. BOWEN
                                    ----------------------------
                                    Robert S. Bowen, Individually